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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 4, 1998

                         QUALITY FOOD CENTERS, INC.

           (Exact name of registrant as specified in its charter)




         WASHINGTON                     0-15590                  91-1330075
(State of other jurisdiction     (Commission File Number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)




                           10112 N.E. 10TH STREET
                            BELLEVUE, WASHINGTON
                  (Address of principal executive offices)



                               (206) 455-3761
                       (Registrant's telephone number,
                            including area code)



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Item 5.  Other Events.

     On February 4, 1998, Quality Food Centers, Inc. ("QFC") issued a press release summarizing certain financial data released by QFC, a copy of which is attached hereto as exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99.1 Press release dated February 4, 1998 announcing the release of QFC's Consolidated Financial Highlights








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                                 SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


      Date:  February 5, 1998               QUALITY FOOD CENTERS, INC.


                                            By   /s/ Marc W. Evanger
                                                 ---------------------
                                                 Marc W. Evanger
                                                 Senior Vice President

























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                                EXHIBIT INDEX




Ex. No.  Description
-------  -----------
99.1     Press release dated February 4, 1998 announcing the
         release of QFC's Consolidated Financial Highlights






















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